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                                                                   EXHIBIT 10.72


                          CUBIST PHARMACEUTICALS, INC.

                             AUDIT COMMITTEE CHARTER


ORGANIZATION

There shall be a committee of the board of directors to be known as the audit committee (the "Audit Committee"). The Audit Committee shall be composed of directors who are not officers or employees of the corporation or its subsidiaries and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member. At least three members of the Audit Committee shall be conversant with the terms and terminology of finance, of which at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation. Independent auditors of the corporation shall be primarily accountable to the Audit Committee.

MEETINGS

The Audit Committee shall meet at least two times annually. The Audit Committee shall meet periodically with management and the independent accountants, either in separate executive sessions, to discuss any matters that the Audit Committee or either of these groups believes should be discussed privately. The Audit Committee may meet by telephone and may delegate specific functions to one or more of its members.

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

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In carrying out these responsibilities, the Audit Committee will:

1. Review and recommend to the directors the independent auditors, after considering their independence and effectiveness, to be selected to audit the financial statements of the corporation and its divisions and subsidiaries and receive from any potential auditor a written statement of all relationships of the auditor to the corporation.

2. Meet with the independent auditors, with and separately from financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

3. Obtain satisfaction that the audit fee is appropriate and that the corporation will receive a complete and comprehensive audit for such fee.

4. Review with independent auditors and the corporation's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

5. Review the financial statements contained in the annual report to stockholders and quarterly reports on Form 10-Q, prior to their issuance, with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Any changes in accounting principles should be reviewed.

6. Review separately with each of management and the independent auditors any significant disputes between management and the independent auditors that arose in connection with the preparation of the financial statements.

7. Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

8. Review the corporation's compliance with law and significant corporate policies, including its code of conduct.

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9.   Review accounting and financial human resources and succession planning within the corporation.

10. Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

11. Review and update this Charter periodically, at least annually, as conditions dictate.

12.  Prepare a committee report to the stockholders.